Exhibit 99.1
UNAUDITED QUARTERLY PRO FORMA STATEMENTS OF INCOME

	Three months ended March 31, 2015
	L&S			G&P
	MPLX Historical	HSM Adjustments	Total L&S	MWE Historical	MWE Pro Forma Adjustments	Total Pro Forma G&P	Total Pro Forma MPLX
Revenues and other income:
Service revenue	16	—	16	224	(2)	222	238
Service revenue - related parties	111	31	142	—	—	—	142
Rental income	—	—	—	68	—	68	68
Rental income - related parties	4	21	25	—	—	—	25
Product sales	—	—	—	175	(3)	172	172
Product sales - related parties	—	—	—	—	3	3	3
Other income	1	—	1	1	(3)	(2)	(1)
Other income - related parties	6	11	17	—	—	—	17
Total revenues and other income	138	63	201	468	(5)	463	664
Costs and expenses:
Cost of revenues (excludes items below)	28	14	42	76	—	76	118
Purchased product costs	—	—	—	128	—	128	128
Rental cost of revenues	—	—	—	16	—	16	16
Purchases - related parties	24	16	40	—	—	—	40
Depreciation and amortization	12	7	19	135	(18)	117	136
Impairment expense	—	—	—	26	—	26	26
General and administrative expenses	19	3	22	34	3	37	59
Other taxes	3	1	4	—	—	—	4
Total costs and expenses	86	41	127	415	(15)	400	527
Income from operations	52	22	74	53	10	63	137
Debt retirement expense	—	—	—	—	—	—	—
Net interest and other financial costs	6	—	6	51	5	56	62
Income before income taxes	46	22	68	2	5	7	75
Benefit for income taxes	—	—	—	(4)	1	(3)	(3)
Net income	46	22	68	6	4	10	78
Less: Net income attributable to noncontrolling interests	—	—	—	15	(1)	14	14
Net income (loss) attributable to LPs and GP	46	22	68	(9)	5	(4)	64

	Three months ended June 30, 2015
	L&S			G&P
	MPLX Historical	HSM Adjustments	Total L&S	MWE Historical	MWE Pro Forma Adjustments	Total Pro Forma G&P	Total Pro Forma MPLX
Revenues and other income:
Service revenue	16	—	16	233	(3)	230	246
Service revenue - related parties	119	33	152	—	—	—	152
Rental income	—	—	—	70	(1)	69	69
Rental income - related parties	4	21	25	—	—	—	25
Product sales	—	—	—	157	(2)	155	155
Product sales - related parties	—	—	—	—	2	2	2
Other income	1	—	1	1	(2)	(1)	—
Other income - related parties	6	12	18	—	—	—	18
Total revenues and other income	146	66	212	461	(6)	455	667
Costs and expenses:
Cost of revenues (excludes items below)	31	15	46	76	—	76	122
Purchased product costs	—	—	—	126	(3)	123	123
Rental cost of revenues	—	—	—	12	—	12	12
Purchases - related parties	24	16	40	—	—	—	40
Depreciation and amortization	13	6	19	138	(17)	121	140
Impairment expense	—	—	—	—	—	—	—
General and administrative expenses(1)	17	3	20	35	(2)	33	53
Other taxes	3	1	4	—	—	—	4
Total costs and expenses	88	41	129	387	(22)	365	494
Income from operations	58	25	83	74	16	90	173
Debt retirement expense	—	—	—	118	—	118	118
Net interest and other financial costs	6	—	6	53	6	59	65
Income (loss) before income taxes	52	25	77	(97)	10	(87)	(10)
Benefit for income taxes	—	—	—	(12)	1	(11)	(11)
Net income (loss)	52	25	77	(85)	9	(76)	1
Less: Net income attributable to noncontrolling interests	—	—	—	16	(4)	12	12
Net income (loss) attributable to LPs and GP	52	25	77	(101)	13	(88)	(11)

(1)	MPLX Historical column includes a portion of the Pro Forma Adjustments related to general and administrative expense allocations related to the MarkWest merger transaction costs.

	Three months ended September 30, 2015
	L&S			G&P
	MPLX Historical	HSM Adjustments	Total L&S	MWE Historical	MWE Pro Forma Adjustments	Total Pro Forma G&P	Total Pro Forma MPLX
Revenues and other income:
Service revenue	19	—	19	250	(2)	248	267
Service revenue - related parties	119	32	151	—	—	—	151
Rental income	—	—	—	67	(1)	66	66
Rental income - related parties	4	21	25	—	—	—	25
Product sales	—	—	—	158	(1)	157	157
Product sales - related parties	—	—	—	—	1	1	1
Other income	2	1	3	6	(1)	5	8
Other income - related parties	6	11	17	—	—	—	17
Total revenues and other income	150	65	215	481	(4)	477	692
Costs and expenses:
Cost of revenues (excludes items below)	42	17	59	83	—	83	142
Purchased product costs	—	—	—	100	(2)	98	98
Rental cost of revenues	—	—	—	12	—	12	12
Purchases - related parties	27	16	43	—	—	—	43
Depreciation and amortization	13	7	20	145	(17)	128	148
Impairment expense	—	—	—	—	—	—	—
General and administrative expenses(1)	19	4	23	36	(4)	32	55
Other taxes	(1)	—	(1)	—	—	—	(1)
Total costs and expenses	100	44	144	376	(23)	353	497
Income from operations	50	21	71	105	19	124	195
Debt retirement expense	—	—	—	—	—	—	—
Net interest and other financial costs	5	—	5	54	7	61	66
Income before income taxes	45	21	66	51	12	63	129
Provision for income taxes	—	—	—	2	1	3	3
Net income	45	21	66	49	11	60	126
Less: Net income attributable to noncontrolling interests	1	—	1	20	(4)	16	17
Net income attributable to LPs and GP	44	21	65	29	15	44	109

(1)	MPLX Historical column includes a portion of the Pro Forma Adjustments related to general and administrative expense allocations related to the MarkWest merger transaction costs.

	Three months ended December 31, 2015
	L&S			G&P
	MPLX Historical(1)	HSM Adjustments	Total L&S(1)	MWE Historical(1)	MWE Pro Forma Adjustments	Total Pro Forma G&P(1)	Total Pro Forma MPLX
Revenues and other income:
Service revenue	15	—	15	237	(1)	236	251
Service revenue - related parties	116	32	148	—	—	—	148
Rental income	—	—	—	66	(1)	65	65
Rental income - related parties	4	22	26	—	—	—	26
Product sales	—	—	—	143	(1)	142	142
Product sales - related parties	—	—	—	1	1	2	2
Other income	1	—	1	6	(1)	5	6
Other income - related parties	7	10	17	2	—	2	19
Total revenues and other income	143	64	207	455	(3)	452	659
Costs and expenses:
Cost of revenues (excludes items below)	42	12	54	87	—	87	141
Purchased product costs	—	—	—	93	(2)	91	91
Rental cost of revenues	1	—	1	15	—	15	16
Purchases - related parties	27	16	43	—	—	—	43
Depreciation and amortization	14	7	21	140	(7)	133	154
Impairment expense	—	—	—	—	—	—	—
General and administrative expenses(2)	17	4	21	87	(64)	23	44
Other taxes	3	1	4	2	—	2	6
Total costs and expenses	104	40	144	424	(73)	351	495
Income from operations	39	24	63	31	70	101	164
Debt retirement expense	—	—	—	—	—	—	—
Net interest and other financial costs	19	—	19	48	(1)	47	66
Income (loss) before income taxes	20	24	44	(17)	71	54	98
Provision (benefit) for income taxes(3)	—	1	1	(2)	4	2	3
Net income (loss)	20	23	43	(15)	67	52	95
Less: Net income attributable to noncontrolling interests	—	—	—	16	(4)	12	12
Net income (loss) attributable to LPs and GP	20	23	43	(31)	71	40	83

(1)
MPLX Historical for the three months ended December 31, 2015 has been adjusted to exclude the 28 days of MarkWest activity originally reported. Conversely, this activity has been added back to the MWE Historical column. As such, this table shows the fourth quarter pro forma activity for each segment.

(2)	MPLX Historical column includes a portion of the Pro Forma Adjustments related to general and administrative expense allocations related to the MarkWest merger transaction costs.

(3)	HSM Adjustment column includes $2 million in HSM Pro Forma Adjustments.